                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of the 5th day of October, 1995, by and among Harken Energy Corporation, a Delaware corporation ("HARKEN"), Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation ("ING"), New England Mutual Life Insurance Company, a Massachusetts corporation ("NEW ENGLAND"), and EnCap 1989-I Limited Partnership, a Texas limited partnership ("ELP").

                                   RECITALS:

         A. Reference is hereby made to that certain Restructuring and Sale Agreement (Harken) dated as of even date herewith (the "RESTRUCTURING AGREEMENT"), by and among the parties hereto.

         B. In order to induce ING, New England and ELP to enter into the Restructuring Agreement (and recognizing that ING, New England and ELP would not be willing to enter into the Restructuring Agreement in the absence of this Agreement), Harken has agreed to provide the Holders (as defined herein) with the registration rights set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of the foregoing Recitals and the mutual agreements contained herein, the sufficiency of which is hereby acknowledged and confirmed, the parties hereto, intending to be legally bound, agree as follows:

         SECTION 1.       DEFINITIONS AND REFERENCES.

         (a) When used in this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the sections, subsections or other subdivisions or other documents referred to below:

         "AGREEMENT", shall mean this Registration Rights Agreement, as hereafter amended or modified in accordance with the terms hereof.

         "CLOSING DATE" shall have the meaning assigned to it in the Restructuring Agreement.

         "COMMISSION" shall mean the Securities and Exchange Commission (or any successor body thereto).

         "COMMON STOCK" shall mean the common stock, par value $0.01 per share, of Harken.

         "ELIGIBLE WARRANT SHARES" shall mean Warrant Shares issued or which would be issued upon exercise of the Warrants.



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         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations under such Act.

         "FIRST REGISTRATION STATEMENT" shall have the meaning assigned to it in Section 2(a).

         "FIRST SHELF LIFE" shall have the meaning assigned to it in Section
2(a).

         "HOLDER" shall mean any Person that holds Registrable Securities.

         "ISSUED SHARES" shall mean (i) the shares of Common Stock issued to ING, New England and ELP pursuant to Section 3(a) of the Restructuring Agreement and (ii) any securities issued or issuable with respect to the Issued Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, limited partnership, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PIGGYBACK EXPIRATION POINT" shall mean October 5, 1997.

         "PIGGYBACK REGISTRATION" shall have the meaning assigned to it in
Section 4.

         "REGISTRABLE SECURITIES" shall mean the Issued Shares and (ii) the Warrant Shares.

         "REGISTRATION DEMAND" shall have the meaning assigned to it in Section 3(a)

         "REGISTRATION EXPENSES" shall mean all expenses incident to Harken's performance of or compliance with the registration rights granted hereunder, including (without limitation) all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing and engraving expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for Harken, all independent certified public accountants and underwriters (excluding discounts and commissions); provided, that Registration Expenses shall not include any Selling Expenses.

         RESTRUCTURING AGREEMENT" shall have the meaning assigned to it in Paragraph A of the Recitals hereto.

         "SECOND REGISTRATION STATEMENT" shall have the meaning assigned to it in Section 2(b).

         "SECOND SHELF LIFE" shall have the meaning assigned to it in Section 2(b).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.





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         "SELLING EXPENSES" shall mean underwriting discounts or commissions and any selling commissions attributable to sales of Registrable Securities.

         "THIRD REGISTRATION STATEMENT" shall have the meaning assigned to it in Section 2(c).

         "WARRANTS" shall mean the Warrants to buy Common Stock issued to ING, New England and ELP pursuant to Section 3(b) of the Restructuring Agreement.

         "WARRANT SHARES" shall mean (i) the shares of Common Stock purchasable under the terms of the Warrants and (ii) any securities issued or issuable with respect to the Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         (b) All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained herein. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         SECTION 2.       SHELF REGISTRATION - ISSUED SHARES.

         (a) Harken will use its reasonable best efforts to prepare and file with the Commission as soon as reasonably practicable after the Closing Date and in any event no later than 90 days after the Closing Date a shelf registration statement on Form S-3 or other appropriate form (the "FIRST REGISTRATION STATEMENT") pursuant to Rule 415 under the Securities Act covering the sale by the Holders of one-third of the Issued Shares. Harken shall use its best efforts to cause the First Registration Statement to be declared effective as soon as reasonably practicable after the Closing Date and to keep the First Registration Statement effective for no less than 180 days (the "FIRST SHELF LIFE"). The Holders agree to furnish to Harken such information regarding the distribution of the Issued Shares covered by the First Registration Statement as Harken may from time to time reasonably request in writing and such other information as may be legally required in connection with the First Registration Statement.

         (b) On or before 30 days subsequent to either (i) the sale by the Holders of all of the Issued Shares covered by the First Registration Statement or (ii) the expiration of the First Shelf Life, Harken will prepare and file with the Commission a shelf registration statement on Form S-3 or other appropriate form (the "SECOND REGISTRATION STATEMENT") pursuant to Rule 415 under the Securities Act covering the sale by the Holders of one-third of the Issued Shares. Harken shall use its best efforts to cause the Second Registration Statement to be declared effective as promptly as possible after the filing thereof with the Commission and to keep the Second Registration Statement effective for no less than 180 days (the "SECOND SHELF LIFE"). The Holders agree to furnish to Harken such information regarding the distribution of the Issued Shares covered by the Second Registration Statement as Harken may from time to time reasonably request in writing and





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such other information as may be legally required in connection with the Second
Registration Statement.

         (c) On or before 30 days subsequent to either (i) the sale by the Holders of all of the Issued Shares covered by the Second Registration Statement or (ii) the expiration of the Second Shelf Life, Harken will prepare and file with the Commission a shelf registration statement on Form S-3 or other appropriate form (the "THIRD REGISTRATION STATEMENT") pursuant to Rule 415 under the Securities Act covering the sale by the Holders of one-third of the Issued Shares. Harken shall use its best efforts to cause the Third Registration Statement to be declared effective as promptly as possible after the filing thereof with the Commission and to keep the Third Registration Statement effective for a maximum of 180 days. The Holders agree to furnish to Harken such information regarding the distribution of the Issued Shares covered by the Third Registration Statement as Harken may from time to time reasonably request in writing and such other information as may be legally required in connection with the Third Registration Statement.

         (d) In connection with any registration of Issued Shares effected pursuant to subsection (a), subsection (b) or subsection (c) above, the number of Issued Shares of a particular Holder to be included shall be pro rata, based on the proportion of Issued Shares issued to such Holder pursuant to the Restructuring Agreement to the total number of Issued Shares issued to all Holders pursuant to the Restructuring Agreement; provided, that as to any given registration, one or more Holders may agree with another Holder or Holders that the first such Holder(s) will include more than its (their) pro rata share(s) while the other such Holder(s) will include less than its (their) pro rata share(s). In addition, at any time and from time to time following the effectiveness of any registration statement filed pursuant to this Section 2, the Holders of the Issued Shares covered thereby may, by agreement, reallocate among themselves the right to sell under such registration statement the Issued Shares covered thereby. In other words, as to any given registration, one or more Holders may agree with another Holder or Holders that the first such Holder(s) will have the right to sell under the registration statement more than its (their) pro rata share(s) (or other initial allocation) of the Issued Shares covered thereby while the other such Holder(s) will have the right to sell under the registration statement less than its (their) pro rata share(s) (or other initial allocation) of such Issued Shares. The prospectus included in each registration statement shall contain appropriate disclosures regarding the possibility of such reallocation, and in particular shall contain disclosures to the effect that, as a result of such possible reallocation, the number of Issued Shares covered by the registration statement to be sold by a particular Holder could be more or less than the number initially proposed to be sold by it, up to a maximum of the total number of Issued Shares covered by the registration statement. The Holders agree to promptly notify Harken of any agreement between them regarding any such reallocation of shares, and, promptly following its receipt of such notification, Harken agrees to prepare and file with the Commission a supplement or amendment to the prospectus relating thereto and take all other required action under federal and state securities laws in order to make proper disclosure thereof.

         SECTION 3. PIGGYBACK REGISTRATIONS. If, on or after the 90th day from the Closing Date but prior to the Piggyback Expiration Point, Harken proposes to register any of its securities (including securities to be registered under Section 2) under the Securities Act other than (i) under employee compensation or benefit programs or (ii) an exchange offer or an offering of securities solely to the existing stockholders or employees of Harken, and the registration form to be used





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may be used for the registration of Warrant Shares, Harken will give prompt written notice to all holders of Eligible Warrant Shares of its intention to effect such a registration and will include in such registration all Eligible Warrant Shares with respect to which Harken has received written requests for inclusion therein within 20 days after the receipt of Harken's notice (a "PIGGYBACK REGISTRATION"). Harken shall use its best efforts to cause the managing underwriters of a proposed underwritten offering to permit the Warrant Shares requested to be included in the registration statement (or registration statements) for such offering to be included therein on the same terms and conditions as any similar securities of Harken included therein. Notwithstanding the foregoing, if Harken gives notice of such a proposed registration, the total number of Warrant Shares which shall be included in such registration shall be reduced pro rata to such number, if any, as in the reasonable opinion of the managing underwriters of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by Harken in such offering; provided however, that (x) if such Piggyback Registration is incident to a primary registration on behalf of Harken, and to the extent not prohibited by any registration rights agreements existing as of the date hereof, the securities to be included in the registration statement (or registration statements) for any person other than the Holders and Harken shall be first reduced prior to any such pro rata reduction, and (y) if such Piggyback Registration is incident to a secondary registration on behalf of holders of securities of Harken, the securities to be included in the registration statement (or registration statements) for any person not exercising "demand" registration rights other than the Holders shall be first reduced prior to any such pro rata reduction.

         SECTION 4. REGISTRATION PROCEDURES. In connection with the First Registration Statement, the Second Registration Statement and the third Registration Statement and whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 3 or 4, Harken will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto Harken will as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, Harken will furnish copies of all such documents proposed to be filed to any holder of Registrable Securities covered by such registration statement);

         (b)     in connection with a registration effected pursuant to  either
Section 2 or Section 3 prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the period set forth in such section or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;





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         (c)     furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including, without limitation, each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Harken will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

         (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which requires the making of any change in the prospectus included in such registration statement so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, Harken will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of Harken of the same class are then listed;

         (g) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance, and scope) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders an earnings statement no later than 90 days after the end of the 12 month period beginning with the first day of Harken's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (i) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the disqualification of any common stock included in such registration statement for sale in any jurisdiction, Harken will use its best efforts promptly to obtain the withdrawal of such order; and





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         (j)     use its best efforts to cause such Registrable Securities
covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Sellers thereof to consummate the disposition of such Registrable Securities.

         SECTION 5. EXPENSES. Harken shall pay all Registration Expenses in connection with each registration effected pursuant to Section 2 and Section 3, in any event, shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal and accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Harken are then listed. All Selling Expenses incurred in connection with a registration effected pursuant to the terms hereof shall be borne by the seller or sellers of Registrable Securities pro rata based upon the number of Registrable Securities included in such registration.

         SECTION 6.       INDEMNIFICATION.

         (a) Harken shall indemnify and hold harmless, with respect to any registration statement filed by it, to the full extent permitted by law, each holder of Registrable Securities covered by such registration statement, and each other Person, if any, who controls such holder within the meaning of
Section 15 of the Securities Act (collectively, "HOLDER INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses, joint or several to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Harken shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by Harken of any federal, state or common law rule or regulation applicable to Harken and relating to action of or inaction by Harken in connection with any such registration; and in each such case, Harken shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that Harken shall not be liable to any such Holder Indemnified Party in any such case to the extent, that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to Harken by or on behalf of any such Holder Indemnified Party for use in the preparation thereof.





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Such indemnity and reimbursement of expenses and other obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

         (b) Each holder of Registrable Securities participating in any registration hereunder shall severally (and not jointly or jointly and severally) indemnify and hold harmless, to the fullest extent permitted by law, Harken, its directors, officers, employees and agents, and each Person who controls Harken (within the meaning of Section 15 of the Securities Act) (collectively, "HARKEN INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses to which any Harken Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Harken shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent in the cases described in clauses (i) and (ii), that such untrue statement or omission was furnished in writing by such holder for use in the preparation thereof, or
(iii) any violation by such holder of any federal, state or common law rule or regulation applicable to such holder and relating to action of or inaction by such holder in connection with any such registration. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Harken Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under subsection (a) or (b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the





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
defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one law firm for all indemnified parties. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and
(ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 6.

         (d) Indemnification similar to that specified in the preceding subsections of this Section 6 (with appropriate modifications) shall be given by Harken and each seller of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

         (e) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in subsection (a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this subsection (e) shall be deemed to include, without limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (e) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this subsection (e), such indemnified party shall, if a claim for contribution in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if





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
the notice specified in subsection (c) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this subsection (e) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph.

         If indemnification is available under Section 6, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in subsections (a) and (b), without regard to the relative fault of said indemnifying party or any other equitable consideration provided for in this paragraph. The provisions of this paragraph shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

         (f) In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, Harken and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 6) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

         SECTION 7.       SELECTION OF UNDERWRITERS.

         (a) If any registration effected pursuant to Section 2 is an underwritten offering, or a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering shall be selected by the holders of a majority of the Registrable Securities to be included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to Harken.

         (b) If any Piggyback Registration is an underwritten offering, Harken shall have the right to select the investment banker or investment bankers and manager or managers to administer the offering; provided, that such investment bankers and managers must be reasonably satisfactory to the holders of a majority of the Registrable Securities to be registered in such Piggyback Registration, if any Person (other than Harken) has the right, in the case of an underwritten secondary offering, to select the same.

         SECTION 8. RULE 144. Harken covenants to each Holder that, to the extent that Harken shall be required to do so under the Exchange Act, Harken shall (a) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)
(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable

Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, Harken shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 9.       MISCELLANEOUS.

         (a) From and after the date of this Agreement, Harken will not, without the prior written consent of the holders of a majority of the number of Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (b)     Each Holder agrees as follows:

                 (i) If any Registrable Securities are included in a registration statement, the holder thereof will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from Harken to suspend sales to permit Harken to correct or update a registration statement or prospectus; provided that the obligations of Harken with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.

                 (ii) If any Registrable Securities are being registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Exchange Act, as amended, and any rules promulgated thereunder by the Commission and, at the request of Harken, will execute and deliver to Harken and to any underwriter participating in such offering, an appropriate agreement to such effect.

                 (iii) At the end of any period during which Harken is obligated to keep a registration statement current and effective as described herein, the holders of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement.

         (c) All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Texas.

         (d) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

         (e) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by Harken to the holders of the Registrable Securities. This

Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (f) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent by telefax, to the parties at the following address (or to such other address or to the attention of such other person as the recipient party has specified by prior like notice to the sending party):

         If to Harken:

                                  Harken Energy Corporation
                                  5605 N. MacArthur, Suite 400
                                  Irving, Texas  75038
                                  Telecopier No.:  (214)753-6955
                                  Attention:  Mikel D. Faulkner, Chairman

                                  with a copy to:
                                  Larry E. Cummings, General Counsel


         If to Holders, to the addresses set forth in Schedule 9(a).




         (g) If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         (h) This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                        HARKEN ENERGY CORPORATION

                                        By: /s/  Larry E. Cummings
                                            ---------------------------------
                                        Name: Larry E. Cummings
                                        Title: Vice President and Secretary


                                        INTERNATIONALE NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION

                                        By: /s/ Barry Borak
                                            ---------------------------------
                                        Name:  Barry Borak
                                        Title:  Vice President


                                        NEW ENGLAND MUTUAL LIFE
                                        INSURANCE COMPANY

                                        By: /s/ Michael T. Zonghetti
                                            ---------------------------------
                                        Name: Michael T. Zonghetti
                                        Title: Investment Officer


                                        ENCAP 1989-I LIMITED PARTNERSHIP

                                        By: ENCAP PARTNERS, Its General Partner

                                        By: /s/ Robert L. Zorich
                                            ---------------------------------
                                        Name: Robert L. Zorich
                                        Title: Managing Director





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